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                                                                   Exhibit 10.23

                               FIRST AMENDMENT TO
                              UNIQUE NAME AGREEMENT

      This agreement is made this 14th day of October, 1999 by and between HARRIS INTERACTIVE INC. ("HI"), a Delaware corporation with an address of 135 Corporate Woods, Rochester, New York 14623 and At Home Corporation ("ATHM"), a Delaware corporation with an address of 1033 Church Ranch Blvd., Westminster, Colorado 80021.

                                    RECITALS

      WHEREAS, HI and ATHM entered into a Unique Name Agreement dated October 1, 1999 (the "Unique Name Agreement"),

      NOW THEREFORE, in consideration of the mutual agreement contained herein and other good and valuable consideration, HI and ATHM hereby agree as follows:

      1. Section 8.1 of the Unique Name Agreement is hereby amended to read as follows:

                  8.1 The initial term of the Agreement will begin on the Effective Date, continue for three (3) years, and automatically renew for succeeding one (1) year terms; provided that after the initial three (3) year term either party may terminate this Agreement without cause by giving the other at least one hundred twenty (120) days prior written notice of its intention to terminate. If termination occurs during any annual renewal term, the Unique and Completed Names to be provided and the Fee to be paid shall be pro rated based upon the portion of the year during which this Agreement remains in effect.

      IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first above written.

                                                HARRIS INTERACTIVE INC.


                                                By: /s/ Gordon S. Black
                                                    ----------------------------
                                                Title: Chief Executive Officer
                                                       -------------------------


                                                AT HOME CORPORATION


                                                By: /s/ Mark Stevens
                                                    ----------------------------
                                                Title: Executive Vice President
                                                       -------------------------


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